United States Securities and Exchange Commission Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 13, 2011 (June 10, 2011)

MEDLINK INTERNATIONAL, INC.
(Exact name of registrant as Specified in its Charter)

Delaware	001-31771	41-1311718
(State of other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

150 Motor Parkway, Suite 401 Hauppauge, NY 11788 (Address of principal executive offices, Zip code)

631-342-8800 (Registrant’s telephone number, including area code)
1 Roebling Court Ronkonkoma, NY 11779 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

Termination of Engagement of Prior Firm.

Effective June 10, 2011, the Company’s Board of Directors, acting as its Audit Committee, terminated the engagement of RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm.  RBSM was engaged on March 15, 2011 and did not issue a report on the Company’s financial statements during the most recent two fiscal years and through June 10, 2011.  From  March 15, 2011 through June 10, 2011, the Company has not had any disagreements with RBSM  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s  satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such year.  From March 15, 2011 through June 10, 2011, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RBSM with a copy of the disclosures it is making in response to this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from RBSM is attached hereto as Exhibit 16.1

Engagement of New Firm.

Effective on June 10, 2011 (the “Engagement Date”), the Company engaged Schulman Wolfson & Abruzzo, LLP, (“SWALLP”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010.   The engagement of SWALLP as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors, acting as its Audit Committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with SWALLP regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that SWALLP  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01                      Financial Statements and Exhibits

 (d)         Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM, LLP, Certified Public Accountants, to the Securities and Exchange Commission regarding change in certifying accountant of MedLink International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 13, 2011.

MedLink International, Inc.

By:	/s/ RAY VUONO
Ray Vuono Chief Executive Officer

EXHIBIT INDEX

Exhibit No.               Description of Exhibit

16.1	Letter from RBSM, LLP, Certified Public Accountants, to the Securities and Exchange Commission regarding change in certifying accountant of MedLink International, Inc.

EXHIBIT 16.1

RBSM LLP

NEW YORK, NY

June 13, 2011

Securities and Exchange Commission

100 F Street, N.W.

Washington, DC 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of MedLink International, Inc., (the “Company”) Form 8-K dated June 10, 2011, and are in agreement with the statements relating only to RBSM LLP contained therein. We have no basis to agree or disagree with other statements of the Company contained therein.

Very truly yours,

/s/ RBSM LLP